Exhibit 31(d)

WESTAR ENERGY, INC.

CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony D. Somma, certify that:

1.	I have reviewed this annual report on Form 10-K/A for the period ended December 31, 2016, of Westar Energy, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	April 28, 2017	By:	/s/ Anthony D. Somma
Anthony D. Somma
Senior Vice President, Chief Financial Officer and Treasurer
Westar Energy, Inc.